Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,724,999,980
Previously Paid Amount	0
Total Fee Amount	238,222.5
Total Offset Amount	0
Net Fee	$ 238,222.5